Exhibit 1.01

MTS Systems Corporation

Conflict Minerals Report

For reporting period from January 1, 2015 to December 31, 2015

Introduction

This Conflict Minerals Report (the “Report”) of MTS Systems Corporation (the “Company” or “MTS”) has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1, 2015 to December 31, 2015.

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to in this Report as the “Subject Materials,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola. As described in this Report, the Company manufactures products for which the Subject Materials are necessary to the functionality or production of those products. This Report is not audited.

Products Overview

This Report relates to products: (i) for which Subject Materials are necessary to the functionality or production of that product; (ii) that were manufactured by the Company; and (iii) for which the manufacture was completed during calendar year 2015. These products which are referred to in this Report collectively as the “Covered Products,” are the following: test equipment and systems for the ground vehicle, material, and structure markets in addition to high-performance position sensors for a variety of industrial, mobile hydraulic and liquid level applications.

Reasonable Country of Origin Inquiry

The Company has conducted a good faith reasonable country of origin inquiry (“RCOI”) for the Subject Materials contained in the Covered Products. This good faith RCOI was reasonably designed to determine whether any of the Subject Materials contained in the Covered Products originated in the Covered Countries and whether any of those Subject Materials may be from recycled or scrap sources. As a result of the Company’s findings during its RCOI, the Company moved directly to the due diligence phase.

Survey Responses

Based on the responses that the Company received, MTS identified 35 smelters and refiners as potential sources of Subject Materials during calendar year 2015. Of those 35 smelters and refiners, 28 were listed on the CFSI lists referenced above as conflict-free as of April 26, 2016 and an additional 4 have begun the audit process or are participating in cross-recognized certification programs. Attachment A further details the aggregated country of origin information collected as a result of the Company’s RCOI efforts.

1

Due Diligence

Due Diligence Design and Framework

Based on the results of the RCOI, the Company has exercised due diligence on the source and chain of custody of the Subject Materials contained in its Covered Products. The Company’s due diligence measures have been designed to conform to the five step framework in the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict-Affected and High Risk Areas: Second Edition, including the related supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”).

The first step of the OECD Guidance requires the Company to strengthen its due diligence skills, internal systems and record keeping through chain of custody tracking and traceability systems. The Company’s supply chain is complex, and there are many third parties in the supply chain between the ultimate manufacture of the Covered Products and the original sources of Subject Materials. Further, the Company does not purchase Subject Materials directly from mines, smelters or refiners. The Company must therefore rely on its suppliers to provide information regarding the origin of Subject Materials that are included in the Covered Products. The Company’s due diligence measures focus on working with its suppliers based upon a framework established by the Electronic Industry Citizenship Coalition and Global e-Sustainability (“EICC/GeSI”) initiative to identify the location of smelters and refiners of Subject Materials who provide those Subject Materials to our suppliers.

Due Diligence Measures Performed

To advance the due diligence framework contained in the OECD Guidance, the Company has:

•	Adopted a policy relating to Conflict Minerals (the “Company Policy”), incorporating the standards set forth in OECD Guidance. The policy is publicly available at http://www.mts.com/en/about/Ethics/index.htm;

•	Implemented and maintained a due diligence framework to identify and trace Subject Materials in the MTS supply chain;

•	Conducted a supply-chain survey with direct suppliers of materials using the EICC/GeSI Conflict Minerals Reporting Template to identify the smelters and refiners of Subject Materials;

•	Reviewed and consolidated survey data to determine if any supplier disclosed whether it sourced any Subject Materials that may have originated from Covered Countries; and

•	Compared the smelters and refiners identified in the responses that the Company received from its suppliers in the Conflict Minerals Reporting Template against the list of smelter facilities that have been identified as “conflict free” by programs such as the EICC/GeSI Conflict Free Smelter Initiative (“CFSI”) program for tantalum, tin, tungsten and gold available at http://www.conflictfreesourcing.org/conflict-free-smelter-refiner-lists/

2

Determination

Based on the RCOI and after exercising the Company’s due diligence described above, MTS knows or has reason to believe that a portion of its necessary Subject Materials originated or may have originated in the Covered Countries and knows or has reason to believe that those necessary Subject Materials may not be solely from recycled or scrap sources, both because we identified that some Subject Materials may have originated in a Covered Country and we have insufficient country of origin information from suppliers or other sources regarding all of the smelters that processed the Subject Minerals.

Attachment A details the smelters identified by our direct suppliers and their CFSI status. Smelters with an * are CFSI compliant, have begun the audit process or are participating in the cross-recognized certification programs. Aggregated country of origin information is also provided to the extent known by MTS.

Steps to Mitigate Risk and Mature the Due Diligence Program

As MTS further develops and implements its due diligence program, the Company intends to take the following steps to mitigate the risk that the Subject Materials necessary to the functionality or production of the Covered Products do not benefit armed groups in the Covered Countries:

-	Enhance supplier communication, training and escalation process to improve the due diligence data accuracy and completion;

-	Work with suppliers whose practices do not conform to the Company Policy to adopt practices compliant with the Company Policy, which could result in removal of those suppliers from the supply chain if these remediation efforts are not successful;

-	Continue to influence additional smelters to obtain Conflict-Free Smelter status through the Company’s supply chain, where possible; and

This report can be found on the Internet at http://www.mts.com/en/about/Ethics/index.htm.

3

Attachment A

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Acade Metals Co.,Ltd	China
Gold	Acade Noble Metal (Zhao Yuan) Corporation	China
Gold	Academy Precious Metals (China) Co., Ltd.	China
Gold	Advanced Chemical Company*	United States
Gold	Agr Mathey	Australia
Gold	Aida Chemical Industries Co. Ltd.*	Japan
Gold	Aktyubinsk Copper Company Too	Kazakhstan
Gold	Al Etihad Gold Refinery Dmcc	United Arab Emirates
Gold	Allgemeine Gold-Und Silberscheideanstalt A.G.*	Germany
Gold	Almalyk Mining And Metallurgical Complex (Ammc)*	Uzbekistan
Gold	Anglogold Ashanti Córrego Do Sítio Mineração*	Brazil
Gold	Anhui Tongling Non-Ferrous Pioneer Metals Corporation	China
Gold	Ans	Australia
Gold	Anz Banking	Australia
Gold	Argor S.A. Chiasso-Asa	Chiasso, Switzerland
Gold	Argor-Heraeus Sa*	Switzerland
Gold	Argor-Heraeus Sa, A-H, Switzerland*	Mendrisio, Switzerland
Gold	Asahi Pretec Corp.*	Japan
Gold	Asahi Refining Canada Ltd.*	Canada
Gold	Asahi Refining Usa Inc.*	United States
Gold	Asaka Riken Co., Ltd.*	Japan
Gold	Asarco Gold - Amarillo, Texas	Amarillo, Texas, U.S.A.
Gold	Atakulche	Turkey
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Gold	Aurubis AG*	Germany
Gold	Baiyin Nonferrous Group Co.,Ltd.	China
Gold	Baker (Within Circle Atop Triangle)	Carteret, New Jersey, U.S.A.
Gold	Bangalore Refinery (P) Ltd.	India
Gold	Bangko Sentral Ng Pilipinas (Central Bank Of The Philippines)*	Philippines
Gold	Bauer Walser Ag	Germany
Gold	Bhp Billiton	Australia
Gold	Boliden AB	Sweden
Gold	C. Hafner Gmbh + Co. Kg	Germany
Gold	Canadian Copper Refiners Limited Montreal East, Canada (Within An Oval)	Montreal East, Quebec, Canada
Gold	Caridad	Mexico
Gold	Casa Da Moeda Do Brasil-Cmb	Rio de Janerio, Brazil

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Cccp (With Hammer And Sickle)	Moscow, USSR
Gold	Ccr Refinery – Glencore Canada Corporation*	Canada
Gold	Cendres + Métaux S.A.*	Switzerland
Gold	Central Bank Of The Dpr Of Korea	Korea, Republic of
Gold	Chalco Yunnan Copper Co. Ltd.	China
Gold	Changzhou Chemical Research Institute Co. Ltd.	China
Gold	Cheong Hing	China
Gold	Chimet S.P.A.*	Italy
Gold	China Sino-Platinum Metals Co.,Ltd	China
Gold	China Cold International Resources Corp. Ltd	China
Gold	China Gold	China
Gold	China Golddeal	China
Gold	China National Gold Group Corporation	China
Gold	Chugai Mining	Japan
Gold	Codelco	Chile
Gold	Colt Refining	United States
Gold	Compagnie Des Metaux Precieux Paris (May Also Contain Letters Cmp)	United States
Gold	Comptoir-Lyon-Alemand, Louyot-Paris (With Affineur Fondeur Within Octagon)	Ivry, France
Gold	Cooson Sempsa	Spain
Gold	Credit Suisse	Switzerland
Gold	Crm	Sao Paulo, Brazil
Gold	Cs	Switzerland
Gold	Daejin Indus Co. Ltd*	Korea, Republic of
Gold	Daeryongenc	Korea, Republic of
Gold	Daye Non-Ferrous Metals Mining Ltd.*	China
Gold	Degussa Canada Ltd. (With 1/2 Sun And 1/4 Moon Within Diamond)	Burlington, Ontario, Canada
Gold	Degussa Feingold (With 1/2 Sun And 1/4 Moon Within Diamond)	Hanau, Germany
Gold	Degussa S.A. (With 1/2 Sun And 1/4 Moon Within Diamond)	Guarulhos, Brazil
Gold	Do Sung Corporation*	Korea, Republic of
Gold	Doduco Gmbh*	Germany
Gold	Dongguan Cameroonchemical Materials Co., Ltd	China
Gold	Dong’guan Dong Wu Violent-Toxic Chemical Products Co., Ltd.	China
Gold	Dongguan Dongxu Metal Surface Handle Co.,Ltd	China
Gold	Dongguan Standard Electronic Material.Co.,Ltd	China
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	China
Gold	Dosung Metal	Korea, Republic of
Gold	Dowa*	Japan
Gold	Drw	Careret, NJ, U.S.A.

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Duoxin	China
Gold	Echememi Enterprise Corp.(Futures Exchange)	China
Gold	Eco-System Recycling Co., Ltd.*	Japan
Gold	Ekaterinburg	Russian Federation
Gold	Eldorado Gold Corporation	Canada
Gold	Elemetal Refining, Llc*	United States
Gold	Emirates Gold Dmcc*	United Arab Emirates
Gold	Empresa Metallurgica Vinto,Empressa Nacional De Fundiciones (Enaf),Complejo Metalurico Vinto S.A.	Bolivia
Gold	Engelhard (May Also Be Engelhard New Jersey-U.S.A. Or Engelhard U.S.A.)	Carteret, New Jersey, U.S.A.
Gold	Engelhard Australia	Thomastown, Australia
Gold	Engelhard London	Chessington, England
Gold	Esg Edelmetall-Service Gmbh & Co. Kg	Germany
Gold	Faggi Enrico S.P.A.*	Italy
Gold	Feinhütte Halsbrücke Gmbh	Germany
Gold	Ferro Corporation	United States
Gold	Fidelity Printers And Refiners Ltd.*	Zimbabwe
Gold	Fse Novosibirsk Refinery*	Russian Federation
Gold	Gansu Seemine Material Hi-Tech Co Ltd*	China
Gold	Gansu-Based Baiyin Nonferrous Metals Corporation (Bnmc)	China
Gold	Geib Refining Corporation*	United States
Gold	Gold Mining In Shandong (Laizhou) Limited Company	China
Gold	Great Wall Precious Metals Co., Ltd. Of Cbpm*	China
Gold	Guangdong Jinding Gold Limited*	China
Gold	Guangdong Mingfa Precious Metal Co.,Ltd	China
Gold	Guangzhou Jin Ding	China
Gold	Guaranteed By Schone N.V. Amsterdam	Amsterdam, Netherlands
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.*	China
Gold	H. Drijfhout & Zoon-Amsterdam-Melters (Within Octagon)	Amsterdam, Netherlands
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.*	China
Gold	Harima Smelter	Japan
Gold	Harmony Gold Mining Company Limited	South Africa
Gold	Heesung Catalysts Corp.	Korea, Republic of
Gold	Heesung Metal Ltd	Australia
Gold	Heimerle + Meule Gmbh*	Germany
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	China
Gold	Henan Yuguang Gold & Lead Co., Ltd.	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Henan Zhongyuan Gold Smelter Co., Ltd.	China
Gold	Heraeus (Zhaoyuan)Precious Metal Materials Co.,Ltd.	China
Gold	Heraeus Feingold (With Capital Letter “E” Preceding Serial Number)	Newark, NJ, U.S.A
Gold	Heraeus Ltd. Hong Kong*	China
Gold	Heraeus Precious Metals Gmbh & Co. Kg*	Germany
Gold	Heraeus USA	United States
Gold	Hh Handy & Harman Refining Group	Attleboro, MA, U.S.A.
Gold	Hishikari Gold Mine (Isa)	Japan
Gold	Hoboken 9999	Hoboken, Belgium
Gold	Homestake Mining Company (With Hmc All Within Circle)	Lead, South Dakota, U.S.A.
Gold	Hon Hai	Taiwan
Gold	Hon Shen Co. Ltd	Taiwan
Gold	Honhai Precision Co., Ltd.	Taiwan
Gold	Honorable Hardware Craft Product Limited Company	China
Gold	House Of Currency Of Brazil (Casa Da Moeda Do Brazil)	Brazil
Gold	Hunan Chenzhou Mining Co., Ltd.	China
Gold	Hwasung Cj Co., Ltd.	Korea, Republic of
Gold	Inner Mongolia Qiankun Gold And Silver Refinery Share Co., Ltd.	China
Gold	Ishifuku Metal Industry Co., Ltd.*	Japan
Gold	Istanbul Gold Refinery*	Turkey
Gold	Japan Mint*	Japan
Gold	Japan Pure Chemical	Japan
Gold	Japanese Mint Osaka	Japan
Gold	Johnson Mattehey	United States
Gold	Jia Lung Corp	Taiwan
Gold	Jiangxi Copper Co., Ltd.*	China
Gold	Jie Sheng	China
Gold	Jin Dong Heng	China
Gold	Jin Jinyin Refining Company Limited	China
Gold	Jinbao Electronic Co.,Ltd.	China
Gold	Jinlong Copper Co. Ltd	China
Gold	JM USA	United States
Gold	Johnson Matthey & Pauwels (Within An Oval)	Brussels, Belgium
Gold	Johnson Matthey Canada	Brampton, Ontario, Canada
Gold	Johnson Matthey Hongkong Ltd.	China
Gold	Johnson Matthey Inc	United States
Gold	Johnson Matthey Limited Australia	Kogarah, Australia
Gold	Johnson Matthey London (Within An Oval)	Royston, England

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Johnson Matthey-Jm (With Crossed Hammers And Assay Stamp: J.M. Ltd.-Canada-Assay Office)	Brampton, Ontario, Canada
Gold	Johnson Matthey-SLC (Within A Double Oval)	Salt Lake City, Utah, U.S.A.
Gold	Jsc Ekaterinburg Non-Ferrous Metal Processing Plant*	Russian Federation
Gold	JSC Uralectromed*	Russian Federation
Gold	JX Nippon Mining & Metals Co., Ltd.*	Japan
Gold	Kaloti Precious Metals	United Arab Emirates
Gold	Kanfort Industrial (Yantai) Co. Ltd.	China
Gold	Kangqiang Electronics Co., Ltd	China
Gold	Kazakhmys Smelting Llc	Kazakhstan
Gold	Kazzinc*	Kazakhstan
Gold	Kee Shing	Hong Kong
Gold	Kennecott Utah Copper LLC*	United States
Gold	Kghm Polska Miedź Spółka Akcyjna*	Poland
Gold	Kojima Chemicals Co., Ltd*	Japan
Gold	Korea Metal Co. Ltd	Korea, Republic of
Gold	KUC	Magna, Utah, U.S.A.
Gold	Kunshan Jinli Chemical Industry Reagents Co.,Ltd.	China
Gold	Kyocera	Japan
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	L’ Azurde Company For Jewelry	Saudi Arabia
Gold	La Caridad Mine	Mexico
Gold	Lbma	Japan
Gold	Lg-Nikko*	Korea, Republic of
Gold	Lingbao Gold Co., Ltd.	China
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	China
Gold	Linxens	France
Gold	Littelfuse	United States
Gold	London Bullion Market Association	United Kingdom
Gold	Ls-Nikko Copper Inc.*	Korea, Republic of
Gold	Ls-Nikko	Korea, Republic of
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.*	China
Gold	Malaysia Smelting Corp	Malaysia
Gold	Materion*	United States
Gold	Matsuda Sangyo Co., Ltd.*	Japan
Gold	Matthey Bishop U.S.A. (Within An Oval)	Winslow, New Jersey, U.S.A.
Gold	Matthey Garrett Pty. Sydney Refiners (Within An Oval)	Kogarah, Australia
Gold	Metahub Industries Sdn. Bhd.	Malaysia

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Metalli Preziosi S.P.A. Milano-Affinazione (With Mp Within A Circle)	Milan, Italy
Gold	Metallo Chimique	Belgium
Gold	Metallurgie Hoboken Overpelt	Hoboken, Belgium
Gold	Metalor Group Refining Division	United States
Gold	Metalor Technologies (Hong Kong) Ltd.*	China
Gold	Metalor Technologies (Singapore) Pte., Ltd.*	Singapore
Gold	Metalor Technologies (Suzhou) Ltd.*	China
Gold	Metalor Technologies S.A.*	Switzerland
Gold	Metalor Usa Refining Corporation*	United States
Gold	Metalúrgica Met-Mex Peñoles, S.A. De C.V *	Mexico
Gold	Metaux Precieux Sa - Neuchatel (With Mp Within A Circle)	Neuchatel, Switzerland
Gold	Metaux Precieux Sa Metalor - Mp (With “Mus” Assay Mark)	Attleboro, MA, U.S.A.
Gold	Met-Mex Peñoles, S.A.	Mexico
Gold	Mitsubishi Materials Corporation*	Japan
Gold	Mitsubishi Metal Corporation (With Three Diamond Mark Within Oval)	Osaka, Japan
Gold	Mitsui	Hong Kong
Gold	Mitsui & Co Precious Metals Inc	Japan
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	Hong Kong
Gold	Mitsui Mining And Smelting Co., Ltd.*	Japan
Gold	Mk Electron	Korea, Republic of
Gold	Mmtc-Pamp India Pvt., Ltd.*	India
Gold	Morigin Company	Japan
Gold	Morris And Watson	New Zealand
Gold	Moscow Special Alloys Processing Plant*	Russian Federation
Gold	N.E.Chemcat Corporation	Japan
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.*	Turkey
Gold	Natsuda Sangyo Co., Ltd	Japan
Gold	Navoi Mining And Metallurgical Combinat*	Uzbekistan
Gold	Neomax Hitachi	Japan
Gold	Nihon Material Co., Ltd.*	Japan
Gold	Niihama Nickel Refinery	Japan
Gold	Ningbo Kangqiang	China
Gold	Nippon Mining & Metals	Japan
Gold	Noranda Mines Limited - Ccr, Montreal East, Canada (Within An Oval)	Montreal East, Quebec, Canada
Gold	Noranda Mines, Inc. - CCR, Montreal East, Canada (Within An Oval)	Montreal East, Quebec, Canada
Gold	Norddeutsche Affinerie Hamburg	Hamburg, Germany
Gold	Ögussa Österreichische Gold- Und Silber-Scheideanstalt Gmbh*	Austria
Gold	Ohio Precious Metal, LLC	United States

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Ohura Precious Metal Industry Co., Ltd*	Japan
Gold	Ojsc “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (Ojsc Krastsvetmet)*	Russian Federation
Gold	Ojsc Kolyma Refinery	Russian Federation
Gold	Ojsc Novosibirsk Refinery*	Russian Federation
Gold	Opm	Jackson, Ohio, U.S.A.
Gold	Orelec	France
Gold	Pamp S.A.*	Switzerland
Gold	Pan Pacific Copper Co Ltd.	Japan
Gold	Penglai Penggang Gold Industry Co., Ltd.	China
Gold	Perth Mint	Australia
Gold	Precious Metal Sales Corp.	United States
Gold	Prioksky Plant Of Non-Ferrous Metals	Russian Federation
Gold	Pt Aneka Tambang (Persero) Tbk*	Indonesia
Gold	Pt Timah	Indonesia
Gold	Public Security Bureau	China
Gold	Px Précinox S.A.*	Switzerland
Gold	Qiankun Gold And Silver	China
Gold	Rand Refinery (Pty) Ltd.*	South Africa
Gold	Rand Refinery Ltd. South Africa (Encircling Picture Of Springbok)	Germiston Transvaal
Gold	Realized The Enterprise Co.,Ltd.	China
Gold	Remondis Argentia B.V.	Netherlands
Gold	Republic Metals Corporation*	United States
Gold	Rio Tinto Group	Brazil
Gold	Rohm & Haas Elec. Mat’ls	Singapore
Gold	Royal Canadian Mint*	Canada
Gold	Rui Sheng	Indonesia Malaysia
Gold	Sabin Metal Corp.	United States
Gold	Samduck Precious Metals*	Korea, Republic of
Gold	Samwon Metal	Korea, Republic of
Gold	Samwon Metals Corp.	Korea, Republic of
Gold	Sanmenxia Hengsheng Science And Technology R&D Co.,Ltd	China
Gold	Saxonia Edelmetalle Gmbh*	Germany
Gold	Schone Edelmetaal B.V.	Netherlands
Gold	Scotia Mocatta	Hong Kong
Gold	Sd(Samdok) Metal	Korea, Republic of
Gold	Sempsa Joyería Platería S.A.*	Spain
Gold	Senju Metal Industry Co Ltd	Japan
Gold	Sen Silver	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Sewon Korea	Korea, Republic of
Gold	SGE(Shanghai Gold Exchange) - Gold Transaction Authorities In China	China
Gold	Shandong Gold Mining Co Ltd	China
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.8	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd*	China
Gold	Shandong Zhaoyuan Gold Argentine Refining Company	China
Gold	Shang Hai Gold Exchange	China
Gold	Shangdong Humon Smelting Co., Ltd.	China
Gold	Shangdong Zhaoyuanzhaojin Company	China
Gold	Shanghai Gold Exchange	China
Gold	Shen Zhen Thousand Island Ltd.	China
Gold	Shenzhen Fujun Material Technology Co.,Ltd	China
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	China
Gold	Shenzhen Tiancheng Chemical Co Ltd	China
Gold	Shenzhen Urban Pubic Bureau Of China	China
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China
Gold	Shinko Electric Industries Co., Ltd.	Japan
Gold	Shyolkovsky	Russian Federation
Gold	Sichuan Tianze Precious Metals Co., Ltd*.	China
Gold	Singway Technology Co., Ltd.*	Taiwan
Gold	SKE (China): Shanghai Kyocera Electronics Co. Ltd.	China
Gold	SMC	Scottsville, New York, U.S.A.
Gold	So Accurate Group, Inc.	United States
Gold	So Accurate Refing Group	United States
Gold	Societe De Banque Suisse	Ivry, Rance
Gold	Soe Shyolkovsky Factory Of Secondary Precious Metals*	Russian Federation
Gold	Sojitz	Japan
Gold	Solar Applied Materials Technology Corp.*	Taiwan
Gold	Soochow University’s	China
Gold	Standard Bank	Hong Kong
Gold	Sudan Gold Refinery	Republic of Sudan
Gold	Sumisho	Japan
Gold	Sumitomo Metal Mining Co., Ltd.*	Japan
Gold	Super Dragon Technology Co., Ltd.	Taiwan
Gold	Suzhou Xingrui Noble	China
Gold	Swiss Bank Corporation	Neuchatel, Switzerland
Gold	T.C.A S.P.A*	Italy
Gold	Tai Zhou Chang San Jiao Electron Co.,Ltd.	China
Gold	Taizhou Changsanjiao Co.,Ltd	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	China
Gold	Talcang City Nankang Metal Materila Co., Ltd	China
Gold	Tanaka Kikinzoku Kogyo K.K.*	Japan
Gold	Tanaka Tokyo-Melters	Ichikawa, Japan
Gold	Technic Inc	United States
Gold	The Great Wall Gold And Silver Refinery Of China	China
Gold	The Hutti Gold Company	India
Gold	The Refinery Of Shandong Gold Mining Co., Ltd.*	China
Gold	The Sheffield Smelting Co. Ltd. - London & Sheffield	Sheffield, England
Gold	Three Diamonds Forming A Triangle	Kagawa, Japan
Gold	Tiancheng Chemical	China
Gold	Timah Company	Indonesia
Gold	Tokuriki Honten Co., Ltd*	Japan
Gold	Tokuriki Tokyo Melters Assayers	Japan
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
Gold	Torecom*	Korea, Republic of
Gold	Toyo Smelter & Refinery, Japan	Japan
Gold	Ubs Ag Bahnhofstr.	Switzerland
Gold	Umicore Brasil Ltda*	Brazil
Gold	Umicore Galvanotechnik Gmbh	Germany
Gold	Umicore Precious Metal Refining	United States
Gold	Umicore Precious Metals Thailand*	Thailand
Gold	Umicore Sa Business Unit Precious Metals Refining*	Belgium
Gold	Uniforce Metal Industrial Corp.	Hong Kong
Gold	United Precious Metal Refining, Inc.*	United States
Gold	United Refining	United States
Gold	Uyemura USA	United States
Gold	Valcambi S.A.*	Switzerland
Gold	W.C. Heraeus Gmbh	Canada
Gold	Western Australian Mint Trading As The Perth Mint*	Australia
Gold	Wieland Edelmetalle Gmbh*	Germany
Gold	Williams Gold Refining Co Inc	United States
Gold	Williams/ Williams Brewster	United States
Gold	Wuxi Middle Treasures Materials	China
Gold	Xstrata Canada Corporation	Canada
Gold	Yamamoto Precious Metal Co., Ltd.*	Japan
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	China
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	China
Gold	Yantai Zhaojin Lai Fuk Precious Metals Ltd	China
Gold	Yantai Zhaojin Precious Metals Co., Ltd.	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Gold	Yokohama Metal Co Ltd*	Japan
Gold	Yoo Chang Metal	Korea, Republic of
Gold	Yunnan Copper Industry Co., Ltd.	China
Gold	Yunnan Metallurgical Group Co., Ltd	China
Gold	Zhao Jin Mining Industry Co.’Ltd	China
Gold	Zhao Yuan Gold Smelter Of Zhongjin Gold Corporation	China
Gold	Zhaojin Gold & Silver Refinery Co.,Ltd	China
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Gold	Zhongkuang Gold Industry Co., Ltd.	China
Gold	Zhongshan Public Security Bureau, Guangdong Province, China	China
Gold	Zhongyuan Gold Smelter Of Zhongjin Gold Corporation*	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery*	China
Gold	Zhaojin Gold And Silver Refining Co.	China
Tantalum	A&M Minerals Ltd.	United Kingdom
Tantalum	Abs Industrial Resources Ltd	China
Tantalum	Amg Advanced Metallurgical Group	Netherlands
Tantalum	Avon Specialty Metals Ltd	United Kingdom
Tantalum	Butterworth Smelter	Malaysia
Tantalum	Changsha South Tantalum Niobium Co., Ltd.*	China
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	China
Tantalum	CIF	Brazil
Tantalum	Conghua Tantalum And Niobium Smeltry*	China
Tantalum	D Block Metals, Llc*	United States
Tantalum	Duoluoshan*	China
Tantalum	Ethiopian Minerals Development Share Company	Ethiopia
Tantalum	Exotech Inc.*	United States
Tantalum	F&X Electro-Materials Ltd.*	China
Tantalum	Fir Metals & Resource Ltd.*	China
Tantalum	Fujian Nanping	China
Tantalum	Gannon & Scott	United States
Tantalum	Global Advanced Metals Aizu*	Japan
Tantalum	Global Advanced Metals Boyertown*	United States
Tantalum	Global Advanced Metals	United States
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.*	China
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili Branch	China
Tantalum	H.C. Starck Co., Ltd.8	Thailand
Tantalum	H.C. Starck Gmbh Goslar*	Germany
Tantalum	H.C. Starck Gmbh Laufenburg*	Germany
Tantalum	H.C. Starck Gmbh	Germany

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tantalum	H.C. Starck Group	Germany
Tantalum	H.C. Starck Hermsdorf Gmbh*	Germany
Tantalum	H.C. Starck Inc.*	United States
Tantalum	H.C. Starck Ltd.*	Japan
Tantalum	H.C. Starck Smelting Gmbh & Co.Kg*	Germany
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.*	China
Tantalum	Hi-Temp*	United States
Tantalum	Icd	United States
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.*	China
Tantalum	Jiangxi Yichun	China
Tantalum	Jiujiang Jinxin Nonferrous Metals Co., Ltd.*	China
Tantalum	Jiujiang Tanbre Co., Ltd.*	China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.*	China
Tantalum	Jx Nippon Mining & Metals Co., Ltd.	Japan
Tantalum	Kemet Blue Metals*	Mexico
Tantalum	Kemet Blue Powder*	United States
Tantalum	King-Tan Tantalum Industry Ltd*	China
Tantalum	Lipmann Walton	United Kingdom
Tantalum	Lsm Brasil S.A.*	Brazil
Tantalum	Metal Do	Japan
Tantalum	Metallum	Switzerland
Tantalum	Metallurgical Products India (Pvt.) Ltd.	India
Tantalum	Metherma	Germany
Tantalum	Mineração Taboca S.A.*	Brazil
Tantalum	Mitsui Mining & Smelting*	Japan
Tantalum	Molycorp Silmet A.S.*	Estonia
Tantalum	Nantong Tongjie Electrical Co., Ltd.	China
Tantalum	Newton, MA	United States
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.*	China
Tantalum	Niotan	United States
Tantalum	Nippon Mining & Metals	Japan
Tantalum	Ntet, Thailand	Thailand
Tantalum	Plansee Se Liezen*	Austria
Tantalum	Plansee Se Reutte*	Austria
Tantalum	Plansee	Austria
Tantalum	Posco	Korea
Tantalum	Quantumclean*	United States
Tantalum	Resind Indústria E Comércio Ltda.*	Brazil
Tantalum	Rfh Tantalum Smeltry Co., Ltd.*	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tantalum	Scandmetal	Belgium
Tantalum	Shanghai Jiangxi Metals Co. Ltd	China
Tantalum	Solikamsk Magnesium Works Oao*	Russian Federation
Tantalum	Taki Chemicals*	Japan
Tantalum	Tantalite Resources	South Africa
Tantalum	Telex Metals*	United States
Tantalum	Tranzact, Inc.*	United States
Tantalum	Treibacher Industrie Ag	China
Tantalum	Ulba Metallurgical Plant Jsc*	Kazakhstan
Tantalum	Wilbury Metals	United Kingdom
Tantalum	Xinxing Haorong Electronic Material Co., Ltd.*	China
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.*	China
Tantalum	Zhuzhou Cemented Carbide*	China
Tin	5n Plus	Germany
Tin	Act Japan	Japan
Tin	Aim	Canada
Tin	Allied Material Corp.	Japan
Tin	Alpha Metals (Taiwan) Inc.	Taiwan
Tin	Alpha Metals Korea Ltd.	Korea, Republic of
Tin	Alpha*	Taiwan
Tin	Amalgamated Metal Corporation Plc	Indonesia
Tin	Amalgamated Metals Corporation, Ketabang	United Kingdom
Tin	Amalgament	Peru
Tin	American Iron And Metal	Canada
Tin	Ami Bridge Enterprise Co., Ltd.	Taiwan
Tin	An Chen	China
Tin	An Thai Minerals Co., Ltd.*	Viet Nam
Tin	An Vinh Joint Stock Mineral Processing Company*	Viet Nam
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	China
Tin	Aoki Loboratories Ltd.	China
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	China
Tin	Ati Allegheny*	United States
Tin	Ati Metalworking Products	United States
Tin	Atlantic Metals	United States
Tin	Ausmelt Limited	Australia
Tin	Balver Zinn	Germany
Tin	Bangka	Indonesia
Tin	Baoshida Swissmetal	Switzerland
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Best Metais	TBD
Tin	Bonoka.Beliting Indonesia	Indonesia
Tin	Brautmeier Gmbh	Germany
Tin	Brinkmann Chemie Ag	Germany
Tin	Britannia Refined Metals Ltd.	United Kingdom
Tin	Butterworth Smelter	Malaysia
Tin	Carpenter Technologies	United States
Tin	Cfc Cooperativa Dos Fundidores De Cassiterita Da Amazonia Ltda.	Brazil
Tin	Chengfeng Metals Co Pte Ltd	China
Tin	Chenzhou Gold Arrow Solder Co.,Ltd	China
Tin	Chenzhou Yunxiang Mining And Metallurgy Company Limited*	China
Tin	China Hongqiao	China
Tin	China Huaxi Group Nandan	China
Tin	China New Materials	China
Tin	China Tin Group Co., Ltd.*	China
Tin	China Tin Smelter Co.Ltd	China
Tin	China Tin Lai Ben Smelter Co., Ltd.	China
Tin	Chofu Works	Japan
Tin	Cnmc (Guangxi) Pgma Co. Ltd.	China
Tin	Colonial Metals, Inc	United States
Tin	Complejo Metalurgico Vinto S.A.	Bolivia
Tin	Cookson	United States
Tin	Cooper Santa	Brazil
Tin	Coopermetal - Cooperative Metalurgica De Rondonia Ltda.	Brazil
Tin	Corporation Berhad (Msc)	Malaysia
Tin	Csc Pure Technologies	Russian Federation
Tin	Cv Ayi Jaya*	Indonesia
Tin	Cv Ds Jaya Abadi	Indonesia
Tin	Cv Dua Sekawan*	Indonesia
Tin	Cv Duta Putra Bangka	Indonesia
Tin	Cv Gita Pesona*	Indonesia
Tin	Cv Justindo	Indonesia
Tin	Cv Makmur Jaya	Indonesia
Tin	Cv Nurjanah	Indonesia
Tin	Cv Prima Timah Utama	Indonesia
Tin	Cv Serumpun Sebalai	Indonesia
Tin	Cv Tiga Sekawan*	Indonesia
Tin	Cv United Smelting*	Indonesia
Tin	Cv Venus Inti Perkasa*	Indonesia

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Dae Chang Ind Co Ltd	Korea, Republic of
Tin	Dae Kil Metal Co., Ltd	China
Tin	Daewoo International	Korea, Republic of
Tin	Doduco	Germany
Tin	Dongguan City Jiubo Electronic Science And Technology Co.,Ltd	China
Tin	Dongguan Qiandao Tin Co., Ltd	China
Tin	Dongguan Yuecheng Metal Materials Co., Ltd.	China
Tin	Dowa*	Japan
Tin	Dr.-Ing. Max Schloetter Gmbh & Co. Kg	Germany
Tin	Duksan Hi-Metal	Republic of Korea
Tin	Duoluoshan Sapphire Rare Metal Co. Ltd	China
Tin	Efd Inc.	United States
Tin	Electroloy Coroperation Sdn Bhd	Malaysia
Tin	Electroloy Metal Co. Ltd	China
Tin	Electro-Mechanical Facility Of The Cao Bang Minerals & Metallurgy JSC*	Viet Nam
Tin	Elmet S.L.U. (Metallo Group)*	Spain
Tin	Em Vinto*	Bolivia
TIN	Emet Blue Metals	Mexico
Tin	Empressa Nacional De Fundiciones (Enaf)	Bolivia
Tin	Estanho De Rondônia S.A.	Brazil
Tin	Excellent Resistance To Copper ( Suzhou ) Co., Ltd	China
Tin	Federal Metal Company	United States
Tin	Feinhütte Halsbrücke Gmbh	Germany
Tin	Fenix Metals*	Poland
Tin	Fh Halsbrücke	Germany
Tin	Foshan Nanhai Tong Ding Metal Company. Ltd.	China
Tin	Fuji Metal Mining Corp.	Taiwan
Tin	Full Armor Industry ( Shares ) Limited	China
Tin	Funsur	Brazil
Tin	Furukawa Company, Ltd.	Japan
Tin	Furukawa Electric	Japan
TIN	Ganzhou Liansheng	China
Tin	Ganzhou Sinda W &Mo Co., Ltd	China
Tin	Gebrueder Kemper Gmbh	Germany
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.*	China
Tin	Gejiu Fengming Metalurgy Chemical Plant*	China
Tin	Gejiu Gold Smelter Minerals Co.,Ltd	China
Tin	Gejiu Jin Ye Mineral Co., Ltd.	China
Tin	Gejiu Kai Meng Industry And Trade Llc*	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.*	China
Tin	Gejiu Yunxi Group Corp	China
Tin	Gejiu Yunxin Colored Electrolysis Ltd	China
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.*	China
Tin	Gejiu Zili Mining And Smelting Co Ltd	China
Tin	Gejiu Zi-Li	China
Tin	Gibbs Wire & Steel Co	United States
Tin	Gold Bell Group	China
Tin	Gomat-E-K.	Germany
Tin	Goodway	TBD
Tin	Grant Manufacturing And Alloying	United States
Tin	Guangdong Jiatian Stannum Products Co., Ltd	China
Tin	Guangxi China Tin Metal Materials Company	China
Tin	Guangxi Huaxi Group Co.,Ltd	China
Tin	Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	China
Tin	Guangzhou Special Copper & Electronics Material Co.,Ltd	China
Tin	Guanxi China Tin Group Co.,Ltd	China
Tin	Guanyang Guida Nonferrous Metal Smelting Plant*	China
Tin	Guest Huaxi Smelting Co., Ltd.	China
Tin	Guixi Smelter	China
Tin	H.J.Enthoven & Sons Is A Division Of H.J.Enthoven Ltd - Registered In The Uk - Reg. No. 2821551 - Registered Address: Darley Dale Smelter, South Darley, Matlock, De4 2lp	United Kingdom
Tin	Hana-High Metal	Malaysia
Tin	Hanbaek Nonferrous Metals	Korea, Republic of
Tin	Hechi Metallurgical Chemical Factory	China
Tin	Heesung Material Ltd	Korea, Republic of
Tin	Heraeus Materials Singapore Pte, Ltd.	Singapore
Tin	Heraeus Materials Technology Gmbh & Co. Kg	Germany
Tin	Heraeus Oriental Hitec Co., Ltd.	Korea, Republic of
Tin	Heraeus Technology Center	Hong Kong
Tin	Hetai Gold Mineral Guangdong Ltd. Co.	China
Tin	High-Power Surface Technology	China
Tin	Hitachi Cable, Ltd.	Japan
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China
Tin	Hua Eng Wire&Cable Co.,Ltd	Taiwan
Tin	Huaxi Guangxi Group	China
Tin	Huaxi Metals Co.,Ltd	China
Tin	Huaxi Smelting Co. Ltd	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Huichang Hill Tin Industry Co., Ltd.*	China
Tin	Huichang Jinshunda Tin Co. Ltd	China
Tin	Huichang Shun Tin Kam Industries, Ltd.	China
Tin	Huizhou Taiwan Electronic Component Limited Company	China
Tin	Hunan Nonferrous Metals Holding Group Co. Ltd	China
Tin	Hyundai-Steel	Korea, Republic of
Tin	Ibf Ind Brasileira De Ferroligas Ltda	Brazil
Tin	Imli	Indonesia
Tin	Impag AG	Switzerland
Tin	Imperial Zinc	United States
Tin	Increasingly And Chemical (Suzhou) Co., Ltd.	China
Tin	Indonesia(Bangka)	Indonesia
Tin	Indonesian State Tin Corporation	Indonesia
Tin	Indonesian Tin Ingot	Indonesia
Tin	Indra Eramulti Logam,Imli	Indonesia
Tin	In Taiwan High-Tech Co., Ltd.	Taiwan
Tin	Ips	France
Tin	Ishikawa Metal Co.,Ltd.	Japan
Tin	Jada Electronic Limited (Jx Nippon Mining& Matal Co., Ltd)	Japan
Tin	Jan Janq	Taiwan
Tin	Jau Janq Enterprise Co., Ltd.	Taiwan
Tin	Jaujanq_Malaysia Smelting Corp	Japan
Tin	Jean Goldschmidt International	Belgium
Tin	Jia Tian	China
Tin	Jiangxi Ketai Advanced Material Co., Ltd.*	China
Tin	Jiangxi Nanshan	China
Tin	Jiangxi Shunda Huichang Kam Tin Co. Ltd	China
Tin	Jiangxishunda Huichang Kam Tin Co., Ltd.	China
Tin	Jin Tian	China
Tin	Jin Zhou	China
Tin	Jinfeng Gold Mine Smelter	China
Tin	Jinlong Copper Co. Ltd.	China
Tin	Johnson Matthey Inc	United States
Tin	Ju Tai Industrial Co.,Ltd.	China
Tin	Jx Nippon Mining & Metals Co., Ltd.	Japan
Tin	Kai Unita Trade Limited Liability Company	China
Tin	Kaimeng(Gejiu) Industry And Trade Co., Ltd.	China
Tin	Ketabang	China
Tin	Kewei Tin Co.,Ltd	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Kihong T&G	Indonesia
Tin	Koba	Indonesia
Tin	Koki Japan	Japan
Tin	Koki Products Co. Ltd.	Thailand
Tin	Kovohute Pribram Nastupnicka, A.S.	Czech Republic
Tin	Kundur Smelter	Indonesia
Tin	Kunming High-Tech Industrial Developing Area	China
Tin	Kunshan Shenghan	China
Tin	Kuntai	China
Tin	Kupol	Russian Federation
Tin	Laibin China Tin Smelting Co., Ltd.	China
Tin	Levitra Can, Shenzhen Electronic Technology Co., Ltd.	China
Tin	Lingbao Jinyuan Tonghu	China
Tin	Lingbaojinyuan Tonghu	China
Tin	Linwu Xianggui Mineral Smelting Co.,Ltd	China
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	China
Tin	Liuzhou China Tin	China
Tin	Lupon Enterprise Co., Ltd	Taiwan
Tin	Magnu’s Minerais Metais E Ligas Ltda.*	Brazil
Tin	Malaysia Smelting Corporation (Msc)*	Malaysia
Tin	Malaysian Aluminium & Alloys Sdn Bhd	Malaysia
Tin	Materials Eco-Refining Co.Ltd	Japan
Tin	Matsuo Solder Co., Ltd.	Japan
Tin	Matsushima Kinzoku	Japan
Tin	Matsushima Metals Co., Ltd.	Japan
Tin	MCP Heck	Germany
Tin	MCP Metal Specialist Inc.	United Kingdom
Tin	MCP Mining & Chemical Products Ltd. UK	United Kingdom
Tin	Melt Metais E Ligas S.A.*	Brazil
Tin	Meng Neng	China
Tin	Mentok Smelter	Indonesia
Tin	Metahub Industries Sdn. Bhd.	Malaysia
Tin	Metal Alloy (India)	India
Tin	Metallic Materials Branchl Of Guangxi China Tin Group Co.,Ltd	China
Tin	Metallic Resources, Inc.*	United States
Tin	Metallo Chimique	Belgium
Tin	Metallo-Chimique N.V.*	Belgium
Tin	Metallum Metal Trading Company	Switzerland
Tin	Metech Alu Ind Sdn, Bhd.	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Millard Wire	United States
Tin	Mineração Taboca S.A.*	Brazil
Tin	Ming Li Jia Smelt Metal Factory	China
Tin	Minmetals Ganzhou Tin Co. Ltd.*	China
Tin	Minsur*	Peru
Tin	Mitsubishi Materials Corporation*	Japan
Tin	Mitsui Kinzoku Co Ltd Takehara Seirenjyo	Japan
Tin	Mitsui Mining And Smelting Co., Ltd.	Japan
Tin	Multiple Xin Precision Metal Electroplating Factory	China
Tin	Nancang Metal Material Co.,Ltd	China
Tin	Nanchang Cemented Carbide Limited Liability Company	China
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	China
Tin	Nathan Trotter & Co., Inc.	United States
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company*	Viet Nam
Tin	Nihon Superior Co.,Ltd	Japan
Tin	Nihon Genma Mfg Co., Ltd.	Thailand
Tin	Nihon Kagaku Sangyo Co., Ltd	Japan
Tin	Ningbo Jintian Copper (Group ) Company Limited	China
Tin	Nippon Filler Metals Ltd	Japan
Tin	Nippon Mining & Metals Co., Ltd.	Japan
Tin	Novosibirsk Processing Plant Ltd.	Russian Federation
Tin	O.M. Manufacturing (Thailand) Co., Ltd.*	Thailand
Tin	O.M. Manufacturing Philippines, Inc.*	Philippines
Tin	Oetinger Aluminium	Germany
Tin	Om Manufacturing Phils. Inc.	Philippines
Tin	Omsa*	Bolivia
Tin	Osaka Asahi Metal K.K.	Japan
Tin	P.T. Tambang Timah	Indonesia
Tin	Pan-Metallgesellschaft Baumgärtner	Germany
Tin	PBT	France
Tin	Pgma	China
Tin	Philippine Associated Smelting And Refing Corporation	Philippines
Tin	Phoenix Metal Ltd.*	Rwanda
Tin	Pl Timah Tbk	Indonesia
Tin	Poongsan Corporation	Korea, Republic of
Tin	Posco	Korea, Republic of
Tin	Primeyoung Metal Ind. (Zhuhai) Co., Ltd	China
Tin	Pro Wu Xianggui Mining And Metallurgy Co., Ltd.	China
Tin	Pt Alam Lestari Kencana	Indonesia
Tin	Pt Aries Kencana Sejahtera *	Indonesia

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Pt Artha Cipta Langgeng*	Indonesia
Tin	Pt Atd Makmur Mandiri Jaya*	Indonesia
Tin	Pt Babel Inti Perkasa*	Indonesia
Tin	Pt Babel Surya Alam Lestari	Indonesia
Tin	Pt Bangka Kudai Tin	Indonesia
Tin	Pt Bangka Prima Tin*	Indonesia
Tin	Pt Bangka Putra Karya	Indonesia
Tin	Pt Bangka Tin Industry*	Indonesia
Tin	Pt Belitung Industri Sejahtera*	Indonesia
Tin	Pt Billitin Makmur Lestari*	Indonesia
Tin	Pt Bukit Timah*	Indonesia
Tin	Pt Cipta Persada Mulia*	Indonesia
Tin	Pt Citralcogam	Indonesia
Tin	Pt Donna Kembara Jaya	Indonesia
Tin	Pt Ds Jaya Abadi*	Indonesia
Tin	Pt Eunindo Usaha Mandiri*	Indonesia
Tin	Pt Fang Di Multindo	Indonesia
Tin	Pt Hanjaya Perkasa Metals	Indonesia
Tin	Pt Hp Metals Indonesia	Indonesia
Tin	Pt Indora Ermulti	Indonesia
Tin	Pt Indra Eramulti Logam Industri	Indonesia
Tin	Pt Inti Stania Prima*	Indonesia
Tin	Pt Justindo*	Indonesia
Tin	Pt Karimun Mining*	Indonesia
Tin	Pt Kijang Jaya Mandiri*	Indonesia
Tin	Pt Koba Tin	Indonesia
Tin	Pt Mitra Stania Prima*	Indonesia
Tin	Pt Panca Mega Persada*	Indonesia
Tin	Pt Pelat Timah Nusantara Tbk	Indonesia
Tin	Pt Prima Timah Utama*	Indonesia
Tin	Pt Rajwa International	Indonesia
Tin	Pt Refined Bangka Tin*	Indonesia
Tin	Pt Sariwiguna Binasentosa*	Indonesia
Tin	Pt Seirama Tin Investment	Indonesia
Tin	Pt Smelting	Indonesia
Tin	Pt Stanindo Inti Perkasa*	Indonesia
Tin	Pt Sukses Inti Makmur*	Indonesia
Tin	Pt Sumber Jaya Indah*	Indonesia
Tin	Pt Supra Sukses Trinusa	Indonesia

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Pt Timah (Persero) Tbk Kundur*	Indonesia
Tin	Pt Timah (Persero) Tbk Mentok*	Indonesia
Tin	Pt Timah Nusantara	Indonesia
Tin	Pt Tinindo Inter Nusa*	Indonesia
Tin	Pt Tirus Putra Mandiri	Indonesia
Tin	Pt Tommy Utama*	Indonesia
Tin	Pt Wahana Perkit Jaya*	Indonesia
Tin	Pt Yinchendo Mining Industry	Indonesia
Tin	Pt. Citralogam Alphasejahtera	Indonesia
Tin	Pt. Supra Sukses Trinusa	Indonesia
Tin	Pt. Tambang Timah	Indonesia
Tin	Pt.Ds Jaya Abadi	Indonesia
Tin	Pt.Indra Eramulti Logam Industri	Indonesia
Tin	Pt.Tanloaug Tinah	Indonesia
Tin	Pure Technology	Russian Federation
Tin	Qiandao Co., Ltd	China
Tin	Qualitek Delta Philippines	Philippines
Tin	Rahman Hydrulic Tin Sdn Bhd	Malaysia
Tin	Rbt	Indonesia
Tin	Redring Solder (M) Sdn Bhd	Malaysia
Tin	Resind Indústria E Comércio Ltda.*	Brazil
Tin	Richard Stenzhorn Gmbh	Germany
Tin	Rohm Und Haas	United States
Tin	Rst	Germany
Tin	Rt Refined Banka Tin	Indonesia
Tin	Rui Da Hung*	Taiwan
Tin	Samatron	Korea, Republic of
Tin	Samhwa Non-Ferrorus Metal Ind.Co.Ltd	Korea, Republic of
Tin	Samtec	United States
Tin	Sarkuysan Elektrolitik Bakir Sanayi Ve Ticaret As	Turkey
Tin	Schloetter	Indonesia
Tin	Senju Metal Industry Co.,Ltd.	Japan
Tin	Settu Chemical Industry	Japan
Tin	Sgs	Bolivia
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	China
Tin	Shandong Guoda Gold Co., Ltd.	China
Tin	Shanghai Yueqiang Metal Products Co., Ltd	China
TIN	Shantou Yue Cheng Xiye Co.	China
Tin	Shao Xing Tian Long Tin Materials Co. Ltd.	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Shen Mao Solder (M) Sdn. Bhd.	Malaysia
Tin	Shenmao Technology Inc	Taiwan
Tin	Shenzhen Anchen Tin Co., Ltd	China
Tin	Shenzhen Chemicals & Light Industry Co.,Ltd.	China
Tin	Shenzhen Keaixin Technology	China
Tin	Shenzhen New Jin Spring Solder Products Co., Ltd	China
Tin	Shenzhen Yi Cheng Industrial	China
Tin	Singapore Lme Tin	Singapore
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	Malaysia
Tin	Smelting Branch Of Yunnan Tin Company Limited	China
Tin	Smic Senju Malaysia	Malaysia
Tin	Soft Metais, Ltda.*	Brazil
Tin	Solar Applid Materials Technology Corp.	Taiwan
Tin	Solder Coat Co.,Ltd.	Japan
Tin	Solder Court Co., Ltd.	China
Tin	Special Metals	United States
Tin	Stretti	Malaysia
Tin	Süddeutsche Metallhandelsgesellschaft Mbh	Germany
Tin	Sumitomo Electric, USA (A:L:M:T)	United States
Tin	Sumitomo, CANADA	Canada
Tin	Sundwiger Messingwerk Gmbh & Co. Kg	Germany
Tin	Sun Surface Technology Co.,Ltd	China
Tin	Super Ligas	Brazil
Tin	Suzhou Cangsong Metal Product Co., Ltd	China
Tin	Taboca/Paranapanema	Brazil
Tin	Taegutec Ltd.	Korea, Republic of
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	China
Tin	Talcang City Nankang Metal Materila Co., Ltd	China
Tin	Tamura	Japan
Tin	Tanaka Kikinzoku Kogyo K.K.	Japan
Tin	Tcc Steel	Korea, Republic of
Tin	Tdk	Japan
Tin	Technic Inc.	United States
Tin	Tennant Metal Pty Ltd.	Australia
Tin	Thai Solder Industry Corp.,Ltd.	Thailand
Tin	Thailand Smelting & Refining Co Ltd	Thailand
Tin	Thaisarco*	Thailand
Tin	The Force Bridge Surface Treatment Material Factory	China
Tin	The Gejiu Cloud New Colored Electrolytic	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	The Miller Company	United States
Tin	Thermox Performance Materials Gmbh	United Kingdom
Tin	Thyssenkrupp Acciai Speciali Terni	Italy
Tin	Tianjin Rui Jian Electronics Co., Ltd.	China
Tin	Tianshui Ling Bo Technology Co., Ltd	China
Tin	Tianshui Longbo Business &Trade Co.,Ltd.	China
Tin	Tim Plating Gejiu	China
Tin	Timah	Indonesia
Tin	Tin Products Manufacturing Co. Ltd.	China
Tin	Toboca/ Paranapenema	Brazil
Tin	Tong Ding Metal Company. Ltd.	China
Tin	Tongding Metal Material Co.,Ltd.	China
Tin	Tongding Metallic Material Co.Ltd	China
Tin	Tongling Nonferrous Metals Group Holdings Co., Ltd.	China
Tin	Toyo Smelter & Refinery Of Sumitomo Metal Mining Co., Ltd.	Japan
Tin	Traxys	France
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company*	Viet Nam
Tin	Umicore Haboken	Belgium
Tin	Umicore Sa Business Unit Precious Metals Refining	Belgium
Tin	Uni Bros Metal Pte Ltd	Singapore
Tin	Uniforce Metal Industrial Corp.	Indonesia
Tin	Unit Metalurgi Pt Timah (Persero ) Tbk	Indonesia
Tin	Unit Timah Kundur Pt Tambank	Indonesia
Tin	United Smelter	Indonesia
Tin	Univertical International (Suzhou) Co., Ltd	China
Tin	Vale Inco, Ltd.	Canada
Tin	Vertex Metals Incorporation	Taiwan
Tin	Vishay Intertechnology	China
Tin	Vqb Mineral And Trading Group Jsc*	Viet Nam
Tin	Wc Heraeus Hanau	Germany
Tin	Well-Lin Enterprise Co Ltd	Taiwan
Tin	Westfalenzinn	Germany
Tin	Westmetall Gmbh & Co. Kg	Germany
Tin	Wfm Brons	Netherlands
Tin	White Solder Metalurgia E Mineração Ltda.*	Brazil
Tin	Wilhelm Grillo Handelsgesellschaft Mbh	Germany
Tin	Wilhelm Westmetall	Germany
Tin	Wind Yunnan Nonferous Metals Co., Ltd	China
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tin	Wuxi Lantronic Electronic Co Ltd	China
Tin	Wuxi Yunxi Sanye Solder Factory	China
Tin	Xianghualing Tin Industry Co., Ltd.	China
Tin	Xihai	China
Tin	Xia Yi Metal Industry ( Shares ) Limited	Taiwan
Tin	Yannan Tin Group(Holding)Co.,Ltd	China
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	China
Tin	Ye Chiu Metal (Taicang) Co., Ltd	China
Tin	Ye Chiu Metal Smelting Sdn. Bhd.	Taiwan
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	China
Tin	Yokohama Metal Co Ltd	Japan
Tin	Ytcl,Yuntinic Resources Inc.,Smelting Branch Of Yunnan Tin Company Limited	China
Tin	Ytmm	China
Tin	Yun Xi	China
Tin	Yun’an Dian’xi Tin Mine	China
Tin	Yunnan Chengfeng Non-Ferrous Metals Co., Ltd.*	China
Tin	Yunnan Chengfeng	China
Tin	Yunnan Chengo Electric Smelting Plant	China
Tin	Yunnan Gejiu Jin Ye Mineral Co.,Ltd	China
Tin	Yunnan Gejiu Yunxin Electrolyze Limited	China
Tin	Yunnan Metallurgical Group Co., Ltd.	China
Tin	Yunnan Tin Group (Holding) Co., Ltd.*	China
Tin	Yunnan, China Rare Metal Materials Company	China
Tin	Yuntinic Chemical Gmbh	Germany
Tin	Yunxi	China
Tin	Yunxin Colored Electrolysis Company Limited	China
Tin	Yun’xin Non-Ferrous Electroanalysis Ltd.	China
Tin	Yutinic Resources	United States
Tin	Zhangzhou Macro Real Non-Ferrous Metals	China
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	China
Tin	Zhaoyuan Gold Smelting Co., Ltd	China
Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings Factory	China
Tin	Zhejiang Huangyan Xinqian Electrical Parts Factory	China
Tin	Zhongshi	China
Tin	Zong Yang Industrial Co., Ltd.	Taiwan
Tin	Zhuhai Horyison Solder Co.,Ltd	China
Tin	Zi Jin Copper	China
Tin	Zuhai Horyison Solder Co.,Ltd.	China
Tungsten	A.L.M.T. Corp.*	Japan

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tungsten	Advanced Alloy Services	United Kingdom
Tungsten	Air Products	United States
Tungsten	Alldyne Powder Technologies (Ati Firth Sterling)	United States
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	China
Tungsten	Almt	China
Tungsten	Alta Group	United States
Tungsten	Altlantic Metals	United States
Tungsten	Asia Tungsten Products Vietnam Ltd.*	Viet Nam
Tungsten	Assab	China
Tungsten	Ati Metalworking Products	United States
Tungsten	Ati Tungsten Materials	United States
Tungsten	Axis Material Limited	Japan
Tungsten	Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	China
Tungsten	Beijing Zenith Materials	China
Tungsten	Bgh Edeelstahl Lippendorf Gmbh	Germany
Tungsten	Bruweiler Precise Sales Co.	United States
Tungsten	Buffalo Tungsten	Jiangxi, China
Tungsten	Cb-Ceratizit Cn	China
Tungsten	Central Glass / Japan	Japan
Tungsten	Ceratizit S.A	Luxembourg
Tungsten	Changchun Up-Optech	China
Tungsten	Changchun Up-Optotech	China
Tungsten	Chengdu Hong Bo Industrial Co., Ltd.	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.*	China
Tungsten	Chenzhou,Chenzhou Mining Group	China
Tungsten	China Minmetals Nonferrous Metals Co Ltd	China
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd*	China
Tungsten	Cwb Materials	United States
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
Tungsten	Dayu Weiliang Tungsten Co.,Ltd	China
Tungsten	Degutea	Korea, Republic of
Tungsten	Eramet	France
Tungsten	Fort Wayne Wire Die	United States
Tungsten	Fujian Jinxin Tungsten Co., Ltd.*	China
Tungsten	Ganxian Shirui New Material Co., Ltd.	China
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	China
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd. [Ganzhou Tejing Tungsten & Molybdenum Co., Ltd. (Gztj)]	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	China
Tungsten	Ganzhou Hongfei W&Mo Materials Co.,Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten*	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.*	China
Tungsten	Ganzhou Non-Ferrous Metals Smelting Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.*	China
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.*	China
Tungsten	Global Tungsten & Powders Corp.*	United States
Tungsten	Golden Egret Special Allloy Coop.	China
Tungsten	Gtp,Osram Sylvania,Global Tungsten & Powders Corp Usa	United States
Tungsten	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd.	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tungsten	H.C. Starck Gmbh*	Germany
Tungsten	H.C. Starck Smelting Gmbh & Co.Kg*	Germany
Tungsten	Hitachi Ltd.	Japan
Tungsten	Hitachi Metals, Ltd.	Japan
Tungsten	Hitachi Metals, Ltd.,Yasugi Works	Japan
Tungsten	Hi-Temp	United States
Tungsten	Hunan Chenzhou Mining Co., Ltd.*	China
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin*	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.*	China
Tungsten	Hydrometallurg, JSC*	Russian Federation
Tungsten	Ies Technical Sales	United States
Tungsten	Iljin Diamond Co., Ltd	Korea, Republic of
Tungsten	Izawa Metal Co., Ltd	Japan
Tungsten	Jada Electronic Limited (Jx Nippon Mining&Matel Co., Ltd)	Japan
Tungsten	Japan New Metals Co Ltd*	Japan
Tungsten	Jiangsu Hetian Technological Material Co., Ltd	China
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.*	China
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.*	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.*	China
Tungsten	Jiangxi Minmetals Gao’an Non-Ferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-Ferrous Metallurgical & Chemical Co., Ltd.	China
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.*	China
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.*	China
Tungsten	Jinzhou Xingye Smelt Duty Corp., Ltd.	China
Tungsten	Jx Nippon Mining & Metals Co., Ltd.	Japan
Tungsten	Kanto Denka Kogyo Co., Ltd.	Japan
Tungsten	Kennametal Fallon*	United States
Tungsten	Kennametal Firth Sterling	United States
Tungsten	Kennametal Huntsville*	United States
Tungsten	Kennametal Inc.	United States
Tungsten	Kyoritsu Gokin Co., Ltd.	Japan
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	China
Tungsten	Malipo Haiyu Tungsten Co., Ltd.*	China
Tungsten	Materion	United States
Tungsten	Meterion Advanced Materials Thin Film Products	United States
Tungsten	Micro 100	United States
Tungsten	Midwest Tungsten Wire Co.	United States
Tungsten	Mitsubishi Material	Japan
Tungsten	Nanchang Cemented Carbide Limited Liability Company	China
Tungsten	Niagara Refining Llc*	United States
Tungsten	Nihon Superior Co.,Ltd	Japan
Tungsten	Ninghua Xingluokeng Tungsten Mining Co.,Lid	China
Tungsten	Nippon Micrometal Cop	Japan
Tungsten	Nippon Steel	Japan
Tungsten	Nippon Tungsten Co., Ltd.	Japan
Tungsten	North American Tungsten	Canada
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing Llc*	Viet Nam
Tungsten	Pobedit, JSC8	Russian Federation
Tungsten	Praxair	United States
Tungsten	Pt Indra Eramulti Logam Imdustri	Indonesia
Tungsten	Saganoseki Smelter & Refinery	Japan
Tungsten	Sandvik Material Technology	Sweden
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Viet Nam
Tungsten	Scandmetal	Belgium
Tungsten	Sendi (Japan): Kyocera Corporation	Japan
Tungsten	Sichuan Metals & Materials Imp & Exp Co	China
Tungsten	Sincemat Co, Ltd	China
Tungsten	Solar Applid Materails Technology Corp.	Taiwan
Tungsten	Special Metals	United States
Tungsten	Sumitomo	China
Tungsten	Sumitomo Electric, Usa (A.L.M.T.)	United States
Tungsten	Sunaga Tungsten	Japan

Subject Material	Smelter Facility Name	Location of Smelter Facility
Tungsten	Sylham	United States
Tungsten	Taegutec	Korea. Republic of
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., Ltd	China
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Japan
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.*	Viet Nam
Tungsten	Tosoh	Japan
Tungsten	Triumph Northwest	United States
Tungsten	Ulvac, Inc.	Japan
Tungsten	Vdm	United States
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd*	Viet Nam
Tungsten	Voss Metals Company, Inc	United States
Tungsten	Weartech	United Kingdom
Tungsten	Williams Brewster	United States
Tungsten	Wolfram Bergbau Und Hütten Ag*	Austria
Tungsten	Wolfram Company CJSC	Russian Federation
Tungsten	Wort Wayne Wire Die	United States
Tungsten	Xiamen Carbide Ltd.	China
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.,	China
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.*	China
Tungsten	Xianglu Tungsten Industry Co. Ltd.*	China
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.*	China
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.*	China
Tungsten	Yuntinic Resources	United States
Tungsten	Zccc,Zhuzhou Cemented Carbide,Zhuzhou,Zhuzhou Cemented Carbide Works Imp. & Exp. Co.,Chenzhou Diamond Tungsten Products Co. Ltd.	China
Tungsten	Zhangyuan Tungsten Co Ltd	China
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	China
Tungsten	Zhuzhou Decheng Nonferrous Metals Industry Co.,Ltd.	China
Tungsten	Zigong Cemented Carbide Co., Ltd.	China

Countries of origin of the conflict minerals these facilities may process include:

Subject Material	Countries of Origin and Other Sources
Gold	Australia, Austria, Belgium, Bolivia, Brazil, Canada, Chile, China, France, Germany, Hong Kong, India, Indonesia, Italy, Japan, Kazakhstan, Kyrgyzstan, Malaysia, Mexico, Netherlands, New Zealand, Philippines, Poland, Republic of Korea, Russia, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Republic of Sudan, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates, United Kingdom, United States, Uzbekistan, Zimbabwe
Tantalum	Austria, Belgium, Brazil, China, Estonia, Ethiopia, Germany, India, Japan, Kazakhstan, Korea, Malaysia, Mexico, Netherlands, Russian Federation, South Africa, Switzerland, Thailand, United Kingdom, United States
Tin	Australia, Belgium, Bolivia, Brazil, Canada, China, Czech Republic, France, Germany, Hong Kong, India, Indonesia, Italy, Japan, Malaysia, Mexico, Netherlands, Peru, Philippines, Poland, Republic of Korea, Russian Federation, Rwanda, Singapore, Spain, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, Viet Nam
Tungsten	Austria, Belgium, Canada, China, France, Germany, Indonesia, Japan, Republic of Korea, Luxembourg, Russia, Sweden, Taiwan, United Kingdom, United States, Viet Nam